UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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☐	Soliciting Material Pursuant to §240.14a-12

HemaCare Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HEMACARE CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 24, 2006

The 2006 annual meeting of the shareholders (the “Meeting”) of HemaCare Corporation (the “Company”) will be held on Wednesday, May 24, 2006, at 10:00 a.m. (local time), at the Company’s corporate headquarters located at 21101 Oxnard Street, Woodland Hills, California 91367, for the following purposes:

1.                 Election of Directors. To elect five persons to the Board of Directors of the Company to serve until the annual meeting of shareholders to be held in 2007, or until their respective successors have been elected and qualified. The following persons are the Board of Directors’ nominees:  Julian L. Steffenhagen, Steven B. Gerber, M.D., Judi Irving, Teresa S. Sligh, M. D. and Terry Van Der Tuuk.

2.                 Approval of 2006 Equity Incentive Plan. To approve the 2006 Equity Incentive Plan (the “Plan”).

3.                 Ratification of the Appointment of Independent Registered Public Accounting Firm. To ratify the selection of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

4.                 Other Business. To transact such other business as properly may come before the Meeting or any continuation, adjournment or postponement thereof.

Only holders of record of Common Stock of the Company at the close of business on April 6, 2006 (the “Shareholders”) will be entitled to notice of and to vote, in person or by proxy, at the Meeting or any continuation, adjournment or postponement thereof.

The Proxy Statement, which accompanies this Notice, contains additional information regarding the proposals to be considered at the Meeting, and Shareholders are encouraged to read it in its entirety.

As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Board of Directors. It is expected that these materials will be first mailed to Shareholders on or about April 21, 2006.

To ensure that your shares may be represented at the Meeting and to assure the presence of a quorum, please complete, date and sign the enclosed Proxy and return it promptly in the self-addressed, stamped envelope enclosed for that purpose, whether or not you expect to attend the Meeting in person.

By Order of the Board of Directors,

Robert S. Chilton, Secretary
Woodland Hills, California
April 21, 2006

IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

HEMACARE CORPORATION
21101 Oxnard Street
Woodland Hills, California  91367
(818) 226-1968

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HemaCare Corporation (the “Company”) for use at the 2006 annual meeting of the shareholders of the Company (the “Meeting”) to be held at the Company’s corporate headquarters, 21101 Oxnard Street, Woodland Hills, California 91367, on Wednesday, May 24, 2006, at 10:00 a.m. (local time) and at any continuation, adjournment or postponement thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Shareholders.

Only holders of record of the Company’s Common Stock (the “Shareholders”) at the close of business on April 6, 2006 (the “Record Date”) are entitled to notice of and to vote, in person or by proxy, at the Meeting and any continuation, adjournment or postponement thereof.

The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card will first be mailed to Shareholders on or about April 21, 2006.

Matters to be Considered

The matters to be considered and voted upon at the Meeting will be:

1.                Election of Directors.  To elect five persons to the Board of Directors of the Company to serve until the annual meeting of shareholders to be held in 2007, or until their respective successors have been elected and qualified. The following persons are the Board of Directors’ nominees:

Julian L. Steffenhagen
Steven B. Gerber, M.D.
Judi Irving
Teresa S. Sligh, M. D.
Terry Van Der Tuuk

2.                Approval of 2006 Equity Incentive Plan.  To approve the 2006 Equity Incentive Plan.

3.                Ratification of the Appointment of Independent Registered Public Accounting Firm.  To ratify the selection of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

4.                Other Business.  To transact such other business as properly may come before the Meeting or any continuation, adjournment or postponement thereof.

Method of Voting

Shareholders can vote by proxy or by attending the Meeting and voting in person. A proxy card (the “Proxy”) is enclosed. If you vote by means of the Proxy, the Proxy must be completed, signed and dated by you or your authorized representative. The completed Proxy may be returned in the postage-paid envelope provided or by facsimile to U.S. Stock Transfer Corporation, the Inspector of Election, at (818) 246-5607. Judi Irving, the designated proxyholder (the “Proxyholder”), is a member of the Company’s management. If you hold Common Stock in “street name,” you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote at the Meeting.

If a Proxy is properly signed, dated and returned and is not revoked, the proxy will be voted at the Meeting in accordance with the Shareholder’s instructions indicated on the Proxy. If no instructions are indicated on the Proxy, the Proxy will be voted “FOR” the election of the Board of Directors’ nominees, “FOR” approval of the 2006 Equity Incentive Plan, “FOR” ratification of the appointment of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2006 and in accordance with the recommendations of the Board of Directors as to any other matter that may properly be brought before the Meeting or any continuation, adjournment or postponement thereof.

Revocation of Proxies

You may revoke a Proxy at any time before it is exercised by filing a written revocation, or a duly executed proxy bearing a later date, with the Company’s Secretary at our principal executive offices located at 21101 Oxnard Street, Woodland Hills, California  91367 prior to the commencement of the Meeting. You may also revoke a Proxy by attending the Meeting and voting in person. Shareholders whose shares are held in “street name” should consult with their broker or nominee concerning the method for revoking their Proxy.

Voting Rights

At the close of business on the Record Date, there were 8,200,060 shares of Common Stock outstanding, which constitute all of the outstanding voting securities of the Company.

A majority of the shares of Common Stock, issued and outstanding and entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Votes withheld, abstentions and “broker non-votes” (as defined below) will be counted for purposes of determining the presence of a quorum.

Each Shareholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company at the close of business on the Record Date, on each matter presented to the Shareholders at the Meeting, except that in the election of directors, each Shareholder has the right to cumulate votes. Shareholders may cumulate votes only if the candidates’ names have been properly placed in nomination prior to commencement of voting and a Shareholder has given notice prior to commencement of voting of his or her intention to cumulate votes, in which case all Shareholders may cumulate their votes. Cumulative voting entitles every Shareholder to a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such Shareholder. The Shareholder may cast all of such votes for one candidate or may distribute such votes among as many candidates as the Shareholder thinks fit. The Board of Directors is soliciting authority to cumulate votes in the election of directors, and the enclosed Proxy grants discretionary authority for such purpose.

In the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. Each matter described in this Proxy Statement, other than the election of directors, requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting, unless otherwise required by law. An abstention with respect to any matter presented to the Shareholders, other than the election of directors, and a broker non-vote with respect to any matter presented to the Shareholders, will not be included in the number of shares counted as being present for the purposes of voting on such proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal.

Of the shares of Common Stock outstanding at the close of business on the Record Date, 375,000 shares of Common Stock (approximately 4.6% of the issued and outstanding shares of Common Stock) were owned by directors and executive officers of the Company. These persons have informed the Company that they will vote “FOR” the election of the nominees to the Board of Directors identified herein, “FOR” approval of the 2006 Equity Incentive Plan and “FOR” ratification of the appointment of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

Brokers holding Common Stock in “street name” who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Shareholders. If any such broker has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker may give or authorize the giving of a proxy to vote such Common Stock in his discretion in the election of directors. However, brokers or nominees do not have discretion to vote on certain other proposals without specific instructions from the beneficial owner. When a broker or nominee votes a client’s shares on some but not all proposals, the missing votes are referred to as “broker non-votes.”  If you hold Common Stock in “street name” and you fail to instruct your broker or nominee as to how to vote such shares, your broker or nominee may, in its discretion, vote such shares “FOR” the election of the Board of Directors’ nominees, and “FOR” the ratification of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2006, but not with respect to approval of the 2006 Equity Incentive Plan.

Solicitation of Proxies

This Proxy solicitation is made by the Board of Directors of the Company, and the Company will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in this solicitation of Proxies. If it appears desirable to do so to ensure adequate representation at the Meeting, officers and regular employees may communicate with Shareholders, banks, brokerage houses, custodians, nominees and others by telephone, facsimile, e-mail or in person to request that Proxies be furnished. No additional compensation will be paid for these services. We will furnish copies of solicitation materials to banks, brokerage houses, custodians, nominees, and others to be forwarded to the beneficial owners of Common Stock held in their names. We will reimburse banks, brokerage firms and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation materials to the beneficial owners. The cost of soliciting Proxies for the Meeting is estimated at $10,000.

Other Business

As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional Proxies in favor of the recommendations of the Board of Directors, the Proxyholder intends to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors, and the authority to do so is included in the Proxy. Such authorization includes authority to appoint a substitute nominee for any Board of Directors’ nominee identified herein where death, illness or other circumstances arise which prevent such nominee from serving in such position and to vote such Proxy for such substitute nominee.

Procedures for Shareholder Proposals

The Company’s Bylaws provide that a shareholder who wishes to present a proposal at a shareholders’ meeting must, among other things, provide (i) written notice of the proposal to the Secretary of the Company not less than 90 days before the meeting or, if later, the seventh day following the first public announcement of the date of the meeting, (ii) a brief description of the proposal and the reasons for conducting such business at the meeting, (iii) the name and address as they appear on the Company’s books of the shareholder proposing such business, (iv) the class and number of shares of the Company which are beneficially owned by the shareholder, and (v) any material interest of the shareholder in such business. In addition, the shareholder making such proposal shall promptly provide any other information reasonably required by the Company.

Procedures for Shareholder Nominations

Nominations for the election of directors may be made by any shareholder entitled to vote in the election of directors. However, a shareholder may nominate a person for election as a director at a meeting only if written notice of such shareholder’s intent to make such nomination has been given to the Secretary of the Company no later than the latter to occur of either (a) 90 days in advance of such meeting, or (b) the seventh day following the first public announcement of the date of such meeting. Each such notice must include: (1) the name and address of the shareholder who intends to make the nomination and the name and address of the person or persons to be nominated, (2) a representation that the shareholder is a beneficial owner of stock of the Company entitled to vote at the meeting, and that the shareholder intends to appear in person or by proxy at the meeting and to nominate the person or persons specified in the notice, (3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (4) such other information regarding each nominee proposed by such shareholder as would be required to be included in the Proxy Statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (5) the consent of each intended nominee named in the notice to serve as a director of the Company if so elected. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Company. The chairman of any meeting of shareholders shall direct that any nomination not made in accordance with the foregoing procedures will be disregarded.

Security Ownership of Principal Shareholders and Management

The following table sets forth the beneficial ownership of the Company’s Common Stock as of the Record Date by (i) all persons known to the Company to own beneficially more than 5% of the outstanding Common Stock (other than depositories), (ii) each director and director nominee of the Company, (iii) each Named Executive Officer (as defined herein), and (iv) all executive officers and directors of the Company as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)		Percentage Owned(3)
D Carnegie & Co AB	998,400	(4)	12.2%
Praetorian Offshore Ltd.	800,000	(5)	9.8%
John W. Egan	775,497	(6)	9.5%
Joshua Levy, M.D.	470,196	(7)	5.7%
Steven B. Gerber, M.D.	335,000	(8)	4.1%
Judi Irving	296,000	(9)	3.6%
Julian L. Steffenhagen	280,000	(10)	3.4%
Robert L. Johnson	160,000	(11)	2.0%
Terry Van Der Tuuk	150,000	(12)	1.8%
Robert S. Chilton	90,000	(13)	1.0%
Teresa S. Sligh, M.D.	—		*
All executive officers and directors as a group (6 persons)	1,311,000	(14)	15.9%

*                    Less than 1%

(1)          The address for D. Carnegie & Co AB is c/o Carnegie Investment Bank AB, Vastra Tradgardsgatan 15, SE-103 38, Stockholm, Sweden. The address for Praetorian Capital Offshore, Ltd is c/o Praetorian Capital Management, LLC, 407 Lincoln Road, Miami Beach, Florida 33139. The address for Mr. Egan is 4612 Pine Valley Drive, Frisco, Texas. The address for Ms. Irving, Messrs. Steffenhagen, Van Der Tuuk, Johnson and Chilton, and Drs. Levy and Gerber is 21101 Oxnard Street, Woodland Hills, California 91367.

(2)          Except as set forth below, the named shareholder has sole voting power and investment power with respect to the shares listed, subject to community property laws where applicable.

(3)          Based on 8,200,060 shares of Common Stock outstanding on the Record Date. Under Rule 13d-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, under Rule 13d-3(d)(1) of the Exchange Act, shares of Common Stock, which the person (or group) has the right to acquire within 60 days after the Record Date, are deemed to be outstanding in calculating the beneficial ownership and the percentage ownership of the person (or group), but are not deemed to be outstanding as to any other person or group. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.

(4)          Pursuant to a Joint Filing Agreement among Carnegie Fund Management Company S.A. which is a wholly owned subsidiary of Banque Carnegie Luxembourg S.A., which in turn is a wholly owned subsidiary of Carnegie Investment Bank AB, which in turn is a wholly owned subsidiary of D Carnegie & Co. AB, a Schedule 13G was filed with the Securities and Exchange Commission on February 21, 2006 that indicates the filers share voting power and investment power with respect to the shares listed. Carnegie Investment Bank AB is the investment manager for Carnegie Fund Management Company S.A.

(5)          According to a Schedule 13G filed with the Securities and Exchange Commission on January 13, 2006, Praetorian Offshore Ltd. (the “Fund”) has shared voting and investment power with respect to the shares listed with Praetorian Capital Management LLC (the “Management Company”). In the Schedule 13G, the Management Company states that it acts as investment manager or advisor for the Fund for the shares of Common Stock directly owned by the Fund, and that it makes the investment and voting decisions on behalf of the Fund but owns no direct investments in the securities of the Company. The Fund owns the shares of the Common Stock of the Company but does not make any decisions as to voting, buying or selling the shares of the Company.

(6)          According to a Schedule 13D/A filed with the Securities and Exchange Commission on March 19, 2004, Mr. Egan has sole voting and investment power with respect to the shares listed.

(7)          Consists of 255,162 shares of Common Stock, 45,034 shares held in a trust of which Dr. Levy is trustee and has sole voting power, and 170,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(8)          Consists of 230,000 shares held in a trust of which Dr. Gerber is trustee and has sole voting power and 105,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(9)   Consists of 50,000 shares of Common Stock and 246,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(10)   Consists of 15,000 shares of Common Stock and 265,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(11)   Consists of 5,000 shares of Common Stock and 155,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date. Mr. Johnson will cease being a member of the Board of Directors after the Meeting.

(12)   Consists of 75,000 shares held in a trust of which Mr. Van Der Tuuk is trustee and has sole voting power and 75,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(13)   Consists of shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(14)   Includes 936,000 shares that directors and executive officers have the right to exercise within 60 days after the Record Date, upon exercise of stock options, but excludes an additional 279,000 shares that directors and executive officers will have the right to acquire upon exercise of stock options that are exercisable in installments more than 60 days after the Record Date.

PROPOSAL 1
ELECTION OF DIRECTORS

The Company’s Bylaws provide that the number of directors of the Company shall be five until changed by an amendment to the Bylaws duly adopted by the Board of Directors, but shall not be less than five nor more than nine. Each director elected at the Meeting will hold office until the annual meeting of shareholders to be held in 2007, or until his or her respective successor has been elected and qualified. All nominees have indicated their willingness to serve and, unless otherwise instructed, the Proxyholder will vote the Proxies in such a way as to elect as many of these nominees as possible under applicable voting rules. If any nominee is unable or unwilling to serve as a director at the time of the Meeting or any adjournment or postponement, the Proxies will be voted for the election of any substitute nominee who may be designated by the Board of Directors. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Each of the following persons has been nominated by the Board of Directors for election as a director to hold office until the annual meeting of shareholders to be held in 2007, or until his or her respective successor has been elected and qualified.

Julian L. Steffenhagen
Steven B. Gerber, M.D.
Judi Irving
Teresa S. Sligh, M. D.
Terry Van Der Tuuk

Mr. Johnson, a member of the Board of Directors since 1999, announced that he will not stand for re-election to the Board of Directors and will cease being a member of the Board of Directors after the Meeting. Mr. Johnson believes that it would be in the best interest of the Company and its shareholders to make room for the addition of new talents, perspectives and experience to the Board of Directors. Consistent with that desire, the Nominating Committee, which Mr. Johnson chairs, nominated Dr. Teresa S. Sligh to serve as member of the Board of Directors. Dr. Sligh was recommended to the Nominating Committee by Anna Stock, Director of California Regional Operations.

None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company, and except as set forth below, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE BOARD OF DIRECTORS’ NOMINEES.

Director Nominees, Executive Officers and Key Employees

The following table sets forth certain information concerning the director nominees, executive officers and key employees of the Company.

Name	Age	Position
Julian L. Steffenhagen(1)(2)(4)	62	Chairman and Director
Steven B. Gerber, M.D.(1)(2)(3)(4)	52	Director
Judi Irving(3)	48	President, Chief Executive Officer and Director
Teresa S. Sligh, M. D.(2)(3)	44	Director
Terry Van Der Tuuk(1)(2)(4)	65	Director
Robert S. Chilton	48	Executive Vice President, Chief Financial Officer and Corporate Secretary
Joshua Levy, M.D.	65	National Medical Director

(1)          Member of the Audit Committee

(2)          Member of the Compensation Committee

(3)          Member of the Quality Assurance Committee

(4)          Member of the Corporate Governance and Nominating Committee

Directors

Julian L. Steffenhagen has been a director of the Company since December 1997 and Chairman of the Board since October 2002. Since 1979, Mr. Steffenhagen has held several management positions at Beckman Coulter, Inc., an international manufacturer of laboratory equipment and diagnostic reagents. He is currently the Vice President, Corporate Development and Strategic Planning. He earned his Bachelor of Science and Master of Science degrees in Mechanical Engineering, and his Master of Business Administration degree, from the University of Michigan. In October 2002, Mr. Steffenhagen completed the National Association of Corporate Directors Director Professionalism course. Mr. Steffenhagen is a member of the Audit Committee and the Corporate Governance and Nominating Committee and is Chair of the Compensation Committee.

Steven B. Gerber, M.D. has been a director of the Company since October 2003. Since 2003, Dr. Gerber has been Director of Research at Wedbush Morgan Securities, and from 1990 through 2002, was Head of Healthcare Research and a Pharmaceutical Industry Analyst at CIBC World Markets. Dr. Gerber received his Master of Business Administration degree in Finance at the University of California, Los Angeles, his M.D. degree at Tufts University and his Bachelor of Arts degree in Psychology at Brandeis University. Dr. Gerber serves on the Board of Directors for Hypertension Diagnostics, Inc. and is a member of their audit committee. Dr. Gerber is Chair of the Audit Committee and a member of the Quality Assurance Committee and the Corporate Governance and Nominating Committee. As of March 14, 2006, Dr. Gerber is also a member of the Compensation Committee.

Judi Irving was appointed President and Chief Executive Officer and elected to the Board of Directors in December 2002. Prior to joining the Company, from 1999 to 2002, Ms. Irving was President and Chief Executive Officer of Health Net of Arizona and Health Net of Oregon, national health and life insurance organizations. From 1996 to 1999, Ms. Irving was Vice President of Operations and Chief Financial Officer for the Western Region of Prudential Healthcare, a national health insurance provider. Ms. Irving received her Bachelor of Science degree in Management and Accounting from the State University of New York at Binghamton and is a Certified Public Accountant. Ms. Irving is a member of the Quality Assurance Committee.

Teresa S. Sligh, M. D. has been nominated to serve as a director of the Company. Since 2003, Dr. Sligh has been the President and Medical Director of Translational Research Group, Inc., a clinical research consulting company, and from 2001 to 2003, served as the Chief Medical/Strategy Officer for Capital Technology Information Services, Inc., a clinical research information support company. Dr. Sligh completed two years of post graduate medical training in Internal Medical at Presbyterian Hospital of Dallas, Texas, and received her M.D. degree at Texas A&M College of Medicine. She received her Bachelor of Science degree in Biochemistry from the University of New Mexico. Dr. Sligh has been nominated to be the Chair of the Quality Assurance Committee and a member of the Compensation Committee.

Terry Van Der Tuuk has been a director of the Company since May 2003. Since 1994, Mr. Van Der Tuuk has held the position of Vice Chairman of Graphic Technology, a barcode label company, which was listed on the American Stock Exchange and sold to Nitto-Denko Corporation in 1989. He is President of VanKan, Inc, a Kansas based venture capital firm which invests in privately held companies in the Midwest area. Mr. Van Der Tuuk served on several educational boards, including The Wharton School, University of Pennsylvania, and currently serves on the boards of several privately held companies. Mr. Van Der Tuuk received his Bachelor of Science degree from Michigan State University and his Masters of Business Administration degree from The Wharton School, University of Pennsylvania. Mr. Van Der Tuuk is a member of the Audit Committee and the Compensation Committee. As of March 14, 2006, Mr. Van Der Tuuk is also a member of the Corporate Governance and Nominating Committee.

Officers

Robert S. Chilton has been Executive Vice President and Chief Financial Officer since October 2003. From 1999 to June 2003, Mr. Chilton was Executive Vice President and Chief Financial Officer for Preferred Health Management, Inc, a workers’ compensation specialty health care services company. From 1997 through 1999, he was Chief Financial Officer for OrthAlliance, Inc., a publicly traded management services organization for orthodontic practices. In addition, Mr. Chilton previously was with KPMG Peat Marwick. Mr. Chilton received his Master in Business Administration and Bachelor of Arts degrees from the University of California, Los Angeles and is a Certified Public Accountant.

Key Employees

Joshua Levy, M.D. was appointed National Medical Director of the Company in March 2000. Since co-founding the Company in 1978, Dr. Levy has been the Company’s Medical Director and had served as a member of the Board of Directors from 1978 until 1996. Dr. Levy received his M.D. degree from Albert Einstein College of Medicine. He is certified by the American Board of Internal Medicine and was Adjunct Associate Professor of Medicine at the University of California, Los Angeles from 1967 to 1982. He has published numerous scientific articles in the fields of rheumatology and immunology and is a national authority and frequent lecturer on therapeutic hemapheresis.

Committees of the Board

The Board of Directors has four standing committees. Each member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee is an “independent director” as defined in Rule 4200(a)(15)of the Marketplace Rules of the National Association of Securities Dealers, Inc. Each member of the Audit Committee is also “independent” as that term is defined under the rules of the SEC.

Audit Committee

Dr. Gerber chairs the Audit Committee, and its members are Messrs. Steffenhagen and Van Der Tuuk. The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding (i) the Company’s accounting and system of internal controls, (ii) the quality and integrity of the Company’s financial reports and (iii) the independence and performance of the Company’s outside auditors. In 2001, the Audit Committee recommended, and the Board of Directors of the Company adopted, a written charter for the Audit Committee, which was revised in March 2004. In March 2006, the Audit Committee reviewed and did not propose any changes to the charter for the Audit Committee previously adopted by the Board of Directors. The Board of Directors has determined that Terry Van Der Tuuk qualifies as an “audit committee financial expert” as defined under the rules of the SEC.

Compensation Committee

Mr. Steffenhagen chairs the Compensation Committee, and its members are Messrs. Robert Johnson and Van Der Tuuk. Mr. Johnson has requested that his name not be placed in nomination for the Board of Directors at the Meeting, and therefore will no longer serve on the Compensation Committee after the Meeting. The purpose of the Compensation Committee is to help to ensure that (i) the executive officers of the Company and its subsidiaries are compensated in a manner consistent with the compensation program of the Company determined by the Board of Directors, (ii) the treatment of all executive officers is in an equitable and consistent manner, (iii) the Company maintains the ability to recruit and retain qualified executive officers, and (iv) the requirements of the appropriate regulatory bodies are upheld. In March 2006, the Compensation Committee reviewed and did not propose any changes to the charter for the Compensation Committee previously adopted by the Board of Directors.

Corporate Governance and Nominating Committee

Mr. Johnson chairs this committee, and its members are Dr. Gerber and Mr. Steffenhagen. Mr. Johnson has requested that his name not be placed in nomination for the Board of Directors at the Meeting, and therefore will no longer serve on the Corporate Governance and Nominating Committee after the Meeting. The principal purposes of Corporate Governance and Nominating Committee are to ensure that (i) the Board of Directors is appropriately constituted to meet its fiduciary obligations to shareholders and the Company, and (ii) the Company has and follows appropriate governance standards. To carry out its purposes, the Committee (i) identifies individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board, (ii) recommends the director nominees to be selected by the Board of Directors for the next annual meeting of shareholders, (iii) develops and recommends to the Board of Directors corporate governance principles applicable to the Company, and (iv) oversees the evaluation of the Board of Directors and management. The Committee reviews and reports to the Board of Directors on a periodic basis with regard to matters of corporate governance. In March 2005, the Corporate Governance and Nominating Committee recommended, and the Board of Directors adopted, a revised charter for the committee. In March 2006, the Corporate Governance and Nominating Committee reviewed and did not propose any changes to the charter for the Corporate Governance and Nominating Committee previously adopted by the Board of Directors.

Quality Assurance Committee

Mr. Johnson chairs the Quality Assurance Committee, and its members are Ms. Irving and Dr. Gerber. Mr. Johnson has requested that his name not be placed in nomination for the Board of Directors at the Meeting, and therefore will no longer serve on the Quality Assurance Committee after the Meeting. The primary purpose of the Committee is to provide assistance to the Board of Directors in fulfilling its oversight responsibilities regarding the Company’s quality assurance system of internal audits and error management and the performance of the Company with external inspections.

Charters of the Committees

Each committee has recommended, and the Board of Directors has adopted, and may amend from time to time, written charters for the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Quality Assurance Committee, copies of which are available on the Company’s website at www.hemacare.com.

Communications with the Board of Directors

Shareholders may communicate with the chair of the Audit Committee, the Compensation Committee, or the Corporate Governance and Nominating Committee, or with the independent directors, individually or as a group, by writing to any such person or group c/o the Secretary of the Company, at the Company’s office at 21101 Oxnard Street, Woodland Hills, CA 91367.

Communications are distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded, such as junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumés and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any outside director upon request.

Communications that include information better addressed by the complaint hotline supervised by the Audit Committee will be delivered to the hotline.

Meetings and Attendance

The Board of Directors met nine times during 2005 and took action by unanimous written consent on two occasions during 2005. All the Board of Directors attended at least 75% of the aggregate number of Board of Director and committee meetings held during 2005, or the period in which such individual was a director of the Company and served on such committee. In 2005, the Audit Committee met four times, the Compensation Committee met four times, the Quality Assurance Committee met four times and the Corporate Governance and Nominating Committee met once.

It is the policy of the Company to require members of its Board of Directors to attend the annual meeting of shareholders, with the exception of medical emergencies. Each director attended the 2005 annual meeting of shareholders.

Nominating Procedures and Criteria

Director candidates are considered based on various criteria, such as relevant business and industry experience and personal integrity and judgment. The Corporate Governance and Nominating Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert,” as defined in the SEC’s rules. There are no differences in the manner in which the committee evaluates nominees for director recommended by a shareholder. In addition, the committee believes that the following specific qualities and skills are necessary for all directors to possess:

•       A director should be highly accomplished in his or her respective field.

•       A director should have expertise and experience relevant to the Company’s business and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

•       A director must have time available to devote to board activities.

•       A director should have demonstrated the ability to work well with others.

•       A director should have demonstrated a track record of sound judgment and broad perspective.

•       A director should have demonstrated strong integrity and high business ethics.

•       A director must have intellectual curiosity and a willingness to challenge the status quo.

•       A non-employee director must be independent, have no conflicts of interest and clear objectivity in making decisions for the benefit of the shareholders.

The committee considers suggestions from many sources, including shareholders, regarding possible candidates provided such suggestions are made in accordance with the procedures set forth in the Company’s Bylaws and described under “General Information—Procedures for Shareholder Nominations” above. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company. The Company does not pay any third party to assist in the process of identifying and evaluating candidates.

Each director nominee named in this Proxy Statement was recommended for election by the committee and has been selected by the Board of Directors. The Board of Directors has not received any notice of a proposed director nominee in connection with this Meeting from any shareholder.

Compensation of Directors

Effective as of December 6, 2005, the Board of Directors amended the compensation for directors of the Company to provide compensation as described below.

Directors who are not employees of the Company receive $1,500 and reimbursement of reasonable travel expenses for each meeting of the Board of Directors attended and $300 for each telephonic meeting of the Board in which he participates. Each non-employee director also receives a quarterly retainer of $2,500.

The Chairman of the Board receives $2,400 for each meeting of the Board of Directors attended.

Directors do not receive any compensation for meetings of committees of the Board in which they participate, whether in person or by telephone, except for the Chair of the committee who receives $300 for each telephonic meeting which is held on a day on which no meeting of the Board is held. The Chair of the Audit Committee receives $2,100 for each meeting attended.

Each non-employee director receives $1,500 for each day the non-employee director is involved in conducting Company business, excluding Board or committee meetings, at the request of the Board or any committee of the Board.

Each person who has not previously served as a director of the Company and who is initially elected or appointed as a non-employee director is granted a vested option to purchase 25,000 shares of the Company’s Common Stock at an exercise price equal to the closing price on the date of grant. Additionally, non-employee directors receive a vested stock option to purchase 25,000 shares of Common Stock for each year of service at an exercise price equal to the closing price on the date of grant. The Chairman of the Board receives an annual, vested stock option to purchase 40,000 shares of Common Stock, and the Chair of the Audit Committee receives an annual, vested stock option to purchase 35,000 shares of Common Stock. The Board of Directors can change the compensation of directors at any time.

Executive Compensation

The following table sets forth all cash and non-cash compensation awarded, earned or paid to the Chief Executive Officer and the two most highly compensated executive officers (the “Named Executive Officers”) for services to the Company in all capacities for the fiscal years ended December 31, 2005, 2004 and 2003.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Names and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Securities Underlying Options (#)	All Other Compensation ($)(2)
Judi Irving,	2005	238,500	125,000	13,200	65,000	4,000
President and Chief	2004	200,000	84,300	13,400	100,000	3,800
Executive Officer	2003	200,000	65,000	12,000	—	—
Robert S. Chilton,	2005	171,500	54,100	11,800	50,000	4,000
Executive Vice President,	2004	160,000	48,000	8,300	—	—
Chief Financial Officer and Corporate Secretary(3)	2003	34,500	10,000	1,600	100,000	—
Joshua Levy,	2005	217,900	44,000	20,900	50,000	4,000
National Medical Director	2004	200,000	21,700	15,000	—	400
	2003	200,000	—	13,500	—	—

(1)          During fiscal 2005, 2004 and 2003, the Named Executive Officers received personal benefits, including, but not limited to, an automobile allowance and supplemental life and disability insurance.

(2)          “All Other Compensation” consists of Company contributions to its Employee Salary Deferral Plan.

(3)          Mr. Chilton was appointed Chief Financial Officer in October 2003.

Stock Option Grants, Exercises and Holdings

The following two tables set forth information concerning stock options granted to or exercised by the Named Executive Officers during fiscal 2005 and the number and value of unexercised stock options held by them as of December 31, 2005.

OPTION/SAR GRANTS IN FISCAL 2005

	Individual Grants				Potential Realizable Value at Assumed
	Number of Securities Underlying Options/SARs	% of Total Options/SARs Granted to Employees in	Exercise Price per Share(3)	Expiration	Annual Rates of Stock Price Appreciation for Option Term(4)
Name	Granted(1) (#)	Fiscal Year(2) (%)	($/Sh)	Date	5% ($)	10% ($)
Judi Irving	65,000	19.1	$1.41	3/16/15	57,638	146,066
Robert S. Chilton	50,000	14.7	$1.41	3/16/15	44,337	112,359
Dr. Joshua Levy	50,000	14.7	$1.41	3/16/15	44,337	112,359

(1)          The stock options granted vest at a rate of 20% per year starting March 17, 2005.

(2)          Options to purchase 340,000 shares of the Company’s Common Stock were granted during fiscal 2005.

(3)          The exercise price is equal to the closing price of the Company’s Common Stock on the date of grant.

(4)          The “Potential Realizable Value” is the product of (a) the difference between (i) the product of the closing sale price per share at the date of grant and the sum of (A) 1 plus (B) the assumed rate of appreciation of the Common Stock compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares of Common Stock underlying the option at December 31, 2005. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on a variety of factors, including market conditions and the price performance of the Common Stock. There can be no assurance that the rate of appreciation presented in this table can be achieved.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2005
AND FISCAL 2005 YEAR-END OPTION/SAR VALUES

	Shares Acquired on	Value	Number of Securities Underlying Options at Fiscal Year-End(2) (#)		Value of In-the-Money Options at Fiscal Year-End(1) ($)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Judi Irving	—	—	138,000	177,000	$149,310	$146,990
Robert S. Chilton	—	—	50,000	100,000	30,400	48,600
Joshua Levy	—	—	160,000	40,000	91,700	4,800

(1)          The value of unexercised “in-the-money” options is the difference between the closing bid price of the Common Stock on the OTC Bulletin Board at the close of business on December 31, 2005 ($1.53 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

(2)          The 1996 Stock Incentive Plan provides that all options automatically vest upon a “change of control” as defined in the Plan document.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Plans Approved by Shareholders	1,771,000	$0.94	538,000
Plans Not Approved by Shareholders	—	—	—
Total	1,771,000	$0.94	538,000

(1)          Shares issuable pursuant to outstanding options under the 1996 Stock Incentive Plan.

Employment Agreements

Employment Agreement with Dr. Joshua Levy

On March 22, 2000, the Company entered into an Employment Agreement with Dr. Joshua Levy (“Levy Agreement”). Dr. Levy is a co-founder of the Company and has been the National Medical Director of the Company since its inception. The Levy Agreement provided that Dr. Levy would receive an annual base salary of $200,000, a car allowance of $600 per month and a bonus equal to ten percent (10%) of the increase, if any, in the Company’s net operating profits from therapeutic apheresis services over the prior year, excluding any consideration of therapeutic apheresis treatments rendered by the Company to patients of Dr. Levy’s medical practice. Such bonus was in addition to any other bonus awarded at the discretion of the Board of Directors. Dr. Levy received a bonus of $21,700 and $44,000, respectively, for 2004 and 2005.

On March 31, 2005, the Company amended the Levy Agreement (“New Levy Agreement”)  The New Levy Agreement provides that Dr. Levy will receive an annual base salary of $225,000 and a bonus of up to thirty percent (30%) of his annual base salary for achieving specified goals as determined by the Chief Executive Officer. In the event Dr. Levy is terminated by the Company without “cause” (as defined in the New Levy Agreement), the New Levy Agreement provides that the Company shall pay Dr. Levy his then current salary and provide the benefits as described in the New Levy Agreement for twelve months after termination. In the event of a “change of control” (as defined in the New Levy Agreement) and (i) Dr. Levy is terminated without cause or (ii) the principal place of business of the Company is changed from Southern California within twelve months after the change in control, Dr. Levy is entitled to receive two hundred percent (200%) of the severance provided in the previous sentence. The term of the New Levy Agreement is one year and is renewed automatically for subsequent one year terms unless written notice of termination is given by either party to the other not less than ninety (90) days before the end of the initial term or any subsequent one year renewal term.

In consideration for executing the New Levy Agreement, Dr. Levy received a bonus of $20,000 in March 2005. Dr. Levy receives a $1,000 per month car allowance. Additionally, in March 2005, Dr. Levy was granted a 10-year stock option to purchase up to 50,000 shares of the Company’s Common Stock, vesting in five equal increments. The first increment vested immediately upon grant, whereas the remaining four increments vest over the next over four years. The option has an exercise price of $1.41, the closing price of the Company’s Common Stock on the day of grant.

Employment Agreement with Judi Irving

Pursuant to a Letter Agreement dated December 6, 2002 (the “Irving Agreement”), Judi Irving is employed as the Company’s President and Chief Executive Officer. The Irving Agreement provided that Ms. Irving was to receive an annual salary of $200,000 and a $1,000 per month car allowance. Additionally, the Irving Agreement provides that Ms. Irving receive a bonus with the potential to earn up to forty percent (40%) of her annual base salary based on achieving profit targets and other objectives. In addition, starting in 2004, Ms. Irving’s bonus potential increased to fifty percent (50%) of her annual base salary based on achieving profit targets and other objectives. Ms. Irving received bonuses of $65,000, $84,250 and $125,000 for 2003, 2004 and 2005, respectively. In March 2004, Ms. Irving was granted a 10-year stock option to purchase up to 100,000 shares of the Company’s Common Stock, vesting over four years, at an exercise price of $0.46, the closing price of the Company’s Common Stock on the date of grant.

In March 2005, Ms. Irving received an increase in her annual base salary to $250,000, and received a 10-year stock option to purchase up to 65,000 shares of the Company’s Common Stock, vesting over five equal increments. The first increment vested immediately upon grant, whereas the remaining four increments vest over the next four years. The option has an exercise price of $1.41, the closing price of the Company’s Common Stock on the date of grant.

On June 6, 2005, the Company entered into a change of control agreement with Ms. Irving. This change of control agreement provides that for one year following a change of control, if Ms. Irving were to be terminated or constructively terminated, other than for cause, death, disability, retirement or resignation other than for good reason, Ms. Irving will be entitled to the following benefits:  (i) two times her annual base salary (at the highest base salary rate that she was paid in the 12 months prior to the date of termination), due within 30 days after the date of termination, payable either in a lump sum cash payment or in 24 equal monthly installments; (ii) continued health insurance benefits for Ms. Irving and her family for 18 months; and (iii) all her outstanding stock options previously granted under any of the Company’s stock option plans, whether vested or unvested, will be accelerated and become immediately exercisable for six months. The “constructive termination” is deemed to have occurred if: (i) Ms. Irving’s position, authority, duties and responsibilities are not at least commensurate with those held during 120 days preceding the change of control; (ii) Ms. Irving’s annual base salary and bonus compensation is reduced by more than five percent, unless this reduction is part of a uniformly applied program of reductions; (iii) Ms. Irving’s services are required to be performed at a location more than 35 miles from her present location; or (iv) Ms. Irving has to engage in substantially increased amount of travel.

In March 2006, Ms. Irving received an increase in her annual base salary to $300,000, and received a 10-year stock option to purchase up to 100,000 shares of the Company’s Common Stock, vesting over five equal increments. The first increment vested immediately upon grant, whereas the remaining four increments vest over the next four years. The option has an exercise price of $2.40, the closing price of the Company’s Common Stock on the date of grant.

Employment Agreement with Robert S. Chilton

Pursuant to a Letter Agreement dated October 2, 2003 (the “Chilton Agreement”), Robert Chilton is employed as the Company’s Executive Vice President and Chief Financial Officer. The Chilton Agreement provided that Mr. Chilton was to receive an annual salary of $160,000 and a $600 per month car allowance. The Chilton Agreement provided that Mr. Chilton receive up to thirty percent (30%) of his annual base salary (starting in 2004) for achieving specified goals determined by the Chief Executive Officer. Additionally, the Chilton Agreement provided that Mr. Chilton receive a bonus of $10,000 in March 2004 based on achieving profit targets and other objectives in 2003. On November 25, 2003, Mr. Chilton was also granted a 10-year stock option to purchase up to 100,000 shares of the Company’s Common Stock, vesting over five years, at an exercise price of $0.80, the closing price of the Company’s Common Stock on the date of grant. Mr. Chilton received bonuses of $10,000, $48,000 and $54,100 for 2003, 2004 and 2005 respectively.

In March 2005, Mr. Chilton received an increase in his annual base salary to $175,000, and an increase in his car allowance to $1,000 per month. In addition, Mr. Chilton’s bonus potential increased to thirty-five percent (35%) of his annual base salary based on achieving specified goals determined by the Chief Executive Officer. Additionally, Mr. Chilton was also granted a 10-year stock option to purchase up to 50,000 shares of the Company’s Common Stock, vesting over five equal increments. The first increment vested immediately upon grant, whereas the remaining four increments vest over the next four years. The option has an exercise price of $1.41, the closing price of the Company’s Common Stock on the date of grant.

On June 6, 2005, the Company entered into a change of control agreement with Mr. Chilton. This change of control agreement provides that for one year following a change of control, if Mr. Chilton were to be terminated or constructively terminated, other than for cause, death, disability, retirement or resignation other than for good reason, Mr. Chilton will be entitled to the following benefits:  (i) one times his annual base salary (at the highest base salary rate that he was paid in the 12 months prior to the date of termination), due within 30 days after the date of termination, payable either in a lump sum cash payment or in 12 equal monthly installments; (ii) continued health insurance benefits for Mr. Irving and his family for 12 months; and (iii) all his outstanding stock options previously granted under any of the Company’s stock option plans, whether vested or unvested, will be accelerated and become immediately exercisable for six months. The “constructive termination” is deemed to have occurred if: (i) Mr. Chilton’s position, authority, duties and responsibilities are not at least commensurate with those held during 120 days preceding the change of control; (ii) Mr. Chilton’s annual base salary and bonus compensation is reduced by more than five percent, unless this reduction is part of a uniformly applied program of reductions; (iii) Mr. Chilton’s services are required to be performed at a location more than 35 miles from his present location; or (iv) Mr. Chilton has to engage in substantially increased amount of travel.

On January 1, 2006, Mr. Chilton received an increase in his annual base salary to $200,000. In addition, Mr. Chilton’s bonus potential increased to forty percent (40%) of his annual base salary based on achieving specified goals determined by the Chief Executive Officer.

In March 2006, Mr. Chilton was granted a 10-year stock option to purchase up to 50,000 shares of the Company’s Common Stock, vesting over five equal increments. The first increment vested immediately upon grant, whereas the remaining four increments vest over the next four years. The option has an exercise price of $2.40, the closing price of the Company’s Common Stock on the date of grant.

Employee Benefit Plans

Employee Salary Deferral Plan

In 1990, the Company adopted an Employee Salary Deferral Plan (the “Employee Deferral Plan”), which is intended to be qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company has amended the Employee Deferral Plan, from time to time, and last amended the plan in 2005. To be eligible, an employee must have been employed by the Company for at least thirty days, and be at least 21 years old. The Board of Directors can approve a match of the employee’s elective deferrals for employees that have been employed with the Company for at least one year. The Board of Directors annually decides whether to match, and the amount of each match. For 2005, the Company elected to contribute a 50% matching contribution up to a maximum of 5% of the employee’s annual compensation, in cash, into the Employee Deferral Plan.

Stock Option Plan

In 1996, the Board of Directors, with shareholder approval, adopted the Company’s 1996 Stock Incentive Plan (the “1996 Plan”). The purposes of the 1996 Plan are to (i) enable the Company to attract, motivate and retain top-quality directors, officers, employees, consultants and advisors, (ii) provide substantial incentives for such persons to act in the best interests of the shareholders of the Company, and (iii) reward extraordinary effort by such persons on behalf of the Company. The 1996 Plan provides for awards in the form of stock options, which may be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options, or restricted stock. The total number of shares of Common Stock available for distribution under the 1996 Plan is 2,500,000; provided, however, that no award may be made at any time if, after giving effect to such award, the total number of shares of Common Stock issuable upon exercise of all outstanding options and warrants of the Company (whether or not under the 1996 Plan) plus the total number of shares of Common Stock called for under any stock bonus or similar plan of the Company (including shares of Common Stock underlying awards under the 1996 Plan) would exceed 30% of the total number of shares of Common Stock outstanding at the time of such award. As of the Record Date, there were options outstanding under the 1996 Plan for 1,837,000 shares of Common Stock with exercise prices ranging from $0.32 to $2.44 and with expiration dates ranging from March 20, 2007 to March 13, 2016. As of the Record Date,465,000 shares of Common Stock had been issued upon exercise of stock options granted under the 1996 Plan.

Employee Stock Purchase Plan

In March 2004, the Board of Directors adopted the Company’s Employee Stock Purchase Plan (the “ESPP”) pursuant to which directors, officers and employees can purchase from the Company shares of the Company’s Common Stock. Purchases under the ESPP may be made during each of the five business day periods (a “Purchase Period”) commencing on the thirteenth business day following the Company’s public announcement of its results of operations for the previous quarterly period. The purchase price is equal to the average closing price of the Common Stock during the ten trading days immediately preceding the Purchase Period. The total number of shares of Common Stock reserved for sale under the ESPP is 1,000,000. Since the inception of the plan, 235,000 shares of the Company’s Common Stock have been purchased by qualified directors and officers.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is composed entirely of non-employee directors, none of whom are affiliates of the Company or have ever been an officer or employee of the Company or any of its subsidiaries. Messrs. Steffenhagen, Johnson and Van Der Tuuk are currently the members of the Compensation Committee. During 2005, no executive officer of the Company served on the Compensation Committee (or equivalent) of the Board of Directors of another entity whose executive officer(s) served on the Company’s Compensation Committee or Board of Directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”) or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee (the “Committee”) reviews and recommends to the Board of Directors the compensation and other terms and conditions of employment of the executive officers of the Company, as well as incentive plan guidelines for Company employees generally. The Board of Directors has determined that each member of the Compensation Committee is independent as that term is defined under the rules of the Nasdaq Stock Market.

Compensation Philosophy

The policies underlying the Committee’s compensation decisions are designed to attract and retain the best-qualified management personnel available. The Company routinely compensates its executive officers through salaries. The Company, at its discretion, may, as it has in other years, reward executive officers through bonus programs based on profitability and other objectively measurable performance factors. Additionally, the Company uses stock options to compensate its executives and other key employees to align the interests of the executive officers with the interests of the Company’s shareholders.

In establishing executive compensation, the Committee evaluates compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts overall Company performance with particular focus on an individual’s contribution to the realization of operating profits and the achievement of strategic business goals. The Committee further attempts to rationalize a particular executive’s compensation with that of other executive officers of the Company in an effort to distribute compensation fairly among the executive officers.

Although the components of executive compensation (salary, bonus and option grants) are reviewed separately, compensation decisions are made based on a review of total compensation. When determining compensation for 2005, the Committee retained the services of an outside compensation consultant to compare the current compensation of the officers of the Company against the compensation of other similar companies.  This information was used, along with the perceived value of each officer to the organization, when determining the 2005 compensation for each officer indicated below. The number of shares covered by option grants is determined in the context of this review.

Compensation for the President and Chief Executive Officer

For the first three months of 2005, Ms. Irving, pursuant to a letter of employment and action by the Committee, received an annual base salary of $200,000. In March 2005, the Committee approved Ms. Irving’s 2005 compensation package to include an increase in annual base salary to $250,000 and a bonus potential of up to fifty percent (50%) of her annual base salary based on achieving financial performance targets and other objectives. In March 2006, the Committee approved a bonus for Ms. Irving of $125,000 for fiscal 2005 based upon the achievement of such financial performance targets and other objectives. In addition, as a result of Ms. Irving’s performance in 2005, in March 2006, Ms. Irving was granted a 10-year stock option to purchase up to 100,000 shares of the Company’s Common Stock, vesting over five equal increments. The first increment vested immediately upon grant, whereas the remaining four increments vest over the next four years. The option has an exercise price of $2.40, the closing price of the Company’s Common Stock on the date of grant. Finally, the Committee approved Ms. Irving’s 2006 compensation package to include an increase in annual base salary to $300,000, and a bonus potential of 50% of her annual base salary based on achieving profit targets and other objectives.

On June 6, 2005, the Company entered into a change of control agreement with Ms. Irving. This change of control agreement provides that for one year following a change of control, if Ms. Irving were to be terminated or constructively terminated, other than for cause, death, disability, retirement or resignation other than for good reason, Ms. Irving will be entitled to the following benefits:  (i) two times her annual base salary (at the highest base salary rate that she was paid in the 12 months prior to the date of termination), due within 30 days after the date of termination, payable either in a lump sum cash payment or in 24 equal monthly installments; (ii) continued health insurance benefits for Ms. Irving and her family for 18 months; and (iii) all her outstanding stock options previously granted under any of the Company’s stock option plans, whether vested or unvested, will be accelerated and become immediately exercisable for six months. The “constructive termination” is deemed to have occurred if: (i) Ms. Irving’s position, authority, duties and responsibilities are not at least commensurate with those held during 120 days preceding the change of control; (ii) Ms. Irving’s annual base salary and bonus compensation is reduced by more than five percent, unless this reduction is part of a uniformly applied program of reductions; (iii) Ms. Irving’s services are required to be performed at a location more than 35 miles from her present location; or (iv) Ms. Irving has to engage in substantially increased amount of travel.

Compensation for Other Named Executive Officers

For the first three months of 2005, Mr. Chilton, pursuant to a letter of employment, received an annual base salary of $160,000. In March 2005, the Committee approved Mr. Chilton’s 2005 compensation package to include an increase in annual base salary to $175,000 and a bonus potential up to thirty-five percent (35%) of his annual base salary based on achieving specified goals determined by the Chief Executive Officer, that included financial performance targets and other objectives. In March 2006, Mr. Chilton received a bonus of $54,100 for fiscal 2005 based on his achieving such goals. Effective January 1, 2006, the Committee approved Mr. Chilton’s 2006 compensation package to include an increase in base salary to $200,000 and a bonus potential up to forty percent (40%) of his annual base salary based on achieving specified goals determined by the Chief Executive Officer. In March 2006, Mr. Chilton was also granted a 10-year stock option to purchase up to 50,000 shares of the Company’s Common Stock, vesting over five equal increments. The first increment vested immediately upon grant, whereas the remaining four increments vest over the next four years. The option has an exercise price of $2.40, the closing price of the Company’s Common Stock on the date of grant.

On June 6, 2005, the Company entered into a change of control agreement with Mr. Chilton. This change of control agreement provides that for one year following a change of control, if Mr. Chilton were to be terminated or constructively terminated, other than for cause, death, disability, retirement or resignation other than for good reason, Mr. Chilton will be entitled to the following benefits:  (i) one times his annual base salary (at the highest base salary rate that he was paid in the 12 months prior to the date of termination), due within 30 days after the date of termination, payable either in a lump sum cash payment or in 12 equal monthly installments; (ii) continued health insurance benefits for Mr. Chilton and his family for 12 months; and (iii) all his outstanding stock options previously granted under any of the Company’s stock option plans, whether vested or unvested, will be accelerated and become immediately exercisable for six months. The “constructive termination” is deemed to have occurred if: (i) Mr. Chilton’s position, authority, duties and responsibilities are not at least commensurate with those held during 120 days preceding the change of control; (ii) Mr. Chilton’s annual base salary and bonus compensation is reduced by more than five percent, unless this reduction is part of a uniformly applied program of reductions; (iii) Mr. Chilton’s services are required to be performed at a location more than 35 miles from his present location; or (iv) Mr. Chilton has to engage in substantially increased amount of travel.

For the first three months of 2005, Dr. Levy, pursuant to his employment agreement, received an annual base salary of $200,000. In March 2005, the Committee approved Dr. Levy’s 2005 compensation package to include an increase in annual base salary to $225,000, and a bonus potential up to of thirty percent (30%) of his annual base salary based on achieving profit targets and other objectives as determined by the Chief Executive Officer. In addition, the Committee approved a $20,000 bonus upon execution of a new employment agreement between the Company and Dr. Levy. In March 2006, Dr. Levy received a bonus of $44,000 for fiscal 2005 based upon the Company achieving such profit targets and other objectives. The Committee did not make any changes in Dr. Levy’s compensation package for fiscal year 2006.

Since the Company’s historical levels of executive compensation have been substantially less than $1,000,000 per employee annually, the Committee has not yet established a policy with respect to qualifying compensation to the Company’s executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Compensation Committee

March 14, 2006

Julian L. Steffenhagen, Chairman
Robert L. Johnson(1)
Terry Van Der Tuuk

REPORT OF AUDIT COMMITTEE

The Report of the Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Board of Directors maintains an Audit Committee comprised of three of the Company’s directors. Each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market and the SEC. Management is responsible for the preparation of the Company’s financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

•       Reviewed and discussed with management the audited financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2005 including, but not limited to, explanations for significant trends and variations in accounts between years, critical accounting policies and areas of judgment, and all alternative treatments of financial information within generally accepted accounting principles; and

•       Obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

(1)          Mr. Johnson will cease being a member of the Board of Directors after the Meeting.

The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States.

The Audit Committee is responsible for selecting and periodically evaluating the performance of the outside registered public accounting firm and, if necessary, recommending that the Board of Directors replace the outside registered public accounting firm.

In fulfilling its oversight responsibilities, the Audit Committee:

•       Discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (“Communication with Audit Committees”), and

•       Received and discussed with the independent registered public accounting firm the written disclosures and the letter from the independent registered public accounting firm required by Independent Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), and whether the rendering of the non-audit services provided by them to the Company during fiscal 2005 was compatible with their independence.

The Audit Committee operates under a written charter, which was adopted by the Board of Directors and is assessed annually for adequacy by the Audit Committee. The Audit Committee held four meetings during fiscal 2005. The Audit Committee evaluates its charter at least once each year and submits any recommended changes to the Board of Directors. In March 2006, the Audit Committee reviewed the charter and did not recommend any changes to the Board of Directors.

In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with standards of the Public Company Accounting Oversight Board (United States) or that the Company’s registered public accounting firm is independent.

Based upon the reviews and discussions described above, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Audit Committee

March 14, 2006

Steven Gerber, M.D., Chairman
Julian L. Steffenhagen
Terry Van Der Tuuk

Code of Ethics

The Company has adopted a Code of Ethics that applies to its directors, principal executive officers and senior financial officers as required by the rules promulgated by the SEC. A copy of the Code of Ethics is available free of charge by writing to HemaCare Corporation, attention Corporate Secretary, 21101 Oxnard Street, Woodland Hills, CA 91367 or can be found on our Company website at www.hemacare.com. We intend to disclose future amendments to, or waivers from, certain provisions of the Code of Ethics applicable to senior financial executives on our website within ten business days following the date of such amendment or waiver.

Performance Graph

Set forth below is a graph comparing the yearly cumulative total shareholder return on the Company’s Common Stock, with the yearly cumulative total return on (i) the Nasdaq Stock Market (U.S. Companies) Index and (ii) the Nasdaq Health Services Stock Index. The graph assumes $100 was invested on December 31, 1999 in each of the Company’s Common Stock, the Nasdaq Stock Market Index and the Nasdaq Health Services Index. The comparison assumes that all dividends are reinvested.

The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company’s Common Stock.

This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

Certain Relationships and Related Transactions

Joshua Levy, M.D., the National Medical Director of the Company and a shareholder, through his private practice in Sherman Oaks, California, treats patients who require therapeutic services. Sales by the Company to hospital customers for therapeutic services provided to Dr. Levy’s patients amounted to approximately 2%, or less, of the Company’s total revenues in each of the three years ended December 31, 2005. There are no agreements between Dr. Levy and the Company’s hospital customers that require the hospitals to select the Company to provide therapeutic services to Dr. Levy’s patients.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act, and the SEC’s rules thereunder, require the Company’s directors, executive officers and persons who own more than ten percent of the Company’s Common Stock, to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all reports they file. The SEC has established specific due dates for these reports and requires the Company to report in this Proxy Statement any failure by these persons to file or failure to file on a timely basis. To our knowledge, based solely on a review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2005 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock filed timely all reports required to be filed under Section 16(a) during our 2005 fiscal year.

PROPOSAL 2
2006 EQUITY INCENTIVE PLAN

The stockholders are being asked to approve the adoption of the 2006 Equity Incentive Plan (the “2006 Plan”). The Company’s Board of Directors adopted the 2006 Plan in March 2006, subject to the approval of the stockholders at the Meeting. Stockholder approval of the 2006 Plan is being sought to (1) qualify certain compensation under the 2006 Plan as “performance-based compensation” not subject to the tax deduction limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) qualify certain stock options that may be granted under the 2006 Plan as incentive stock options under Section 422 of the Code.

Description of the Proposal

The Company’s 1996 Stock Option Plan (the “1996 Plan”) expires on July 19, 2006, and it is the intention of the Board of Directors not to make any additional awards under the 1996 Plan upon the approval of the 2006 Plan by the shareholders. As of March 14, 2006, there were options outstanding under the 1996 Plan exercisable for 1,837,000 shares of Common Stock with exercise prices ranging from $0.32 to $2.44 and with expiration dates ranging from March 20, 2007 to March 13, 2016. As of the Record Date, 465,000 shares of Common Stock had been issued upon the exercise of stock options granted under the 1996 Plan. The Board of Directors believes that the 1996 Plan has aided the Company in attracting, motivating and retaining quality officers, directors, employees and independent contractors. With the expiration of the 1996 Plan, the Board of Directors believes it is important to establish a new stock incentive plan.

Description of the 2006 Equity Incentive Plan

A copy of the 2006 Plan is attached to this Proxy Statement as Annex A. The following description of the 2006 Plan is a summary and is qualified by reference to the complete text of the 2006 Plan.

Background and Purpose.   The primary purpose of the 2006 Plan is to encourage ownership in our company by key personnel whose long-term service is considered essential to our continued progress, thereby linking these employees directly to stockholder interests through increased stock ownership.

Eligible Participants.   Awards may be granted under the 2006 Plan to any of our employees, directors, or consultants or those of our affiliates. As of the Record Date, 2006, there were approximately 181 full-time employees and four (4) non-employee directors who would be eligible to participate. An incentive stock option may be granted under the 2006 Plan only to a person who, at the time of the grant, is an employee of us or a related corporation.

Number of Shares of Common Stock Available.   If approved by the stockholders, a total of 1,200,000 shares of our Common Stock will be reserved for issuance under the 2006 Plan. The maximum aggregate number of shares that may be issued under the 2006 Plan through the exercise of incentive stock options is 1,200,000. If an award is cancelled, terminates, expires, or lapses for any reason without having been fully exercised or vested, or is settled for less than the full number of shares of Common Stock represented by such award actually being issued, the unvested, cancelled, or unissued shares of Common Stock generally will be returned to the available pool of shares reserved for issuance under the 2006 Plan. In addition, if we experience a stock dividend, reorganization, or other change in our capital structure, the administrator may, in its discretion, adjust the number of shares available for issuance under the 2006 Plan and any outstanding awards as appropriate to reflect the stock dividend or other change. The share number limitations included in the 2006 Plan will also adjust appropriately upon such event.

Administration of the 2006 Plan.   The 2006 Plan will be administered by the Board of Directors or one or more committees of the Board of Directors, which we refer to as the Committee. Our Board of Directors has appointed our Compensation Committee as the Committee referred to in the 2006 Plan. In the case of awards intended to qualify as “performance-based-compensation” excludable from the deduction limitation under Section 162(m) of the Code, the Committee will consist of two or more “outside directors” within the meaning of Section 162(m).

The administrator has the authority to, among other things, select the individuals to whom awards will be granted and to determine the type of award to grant; determine the terms of the awards, including the exercise price, the number of shares subject to each award, the exercisability of the awards, and the form of consideration payable upon exercise; to provide for a right dividends or dividend equivalents; and to interpret the 2006 Plan and adopt rules and procedures relating to administration of the 2006 Plan. Except to the extent prohibited by any applicable law, the administrator may delegate to one or more individuals the day-to-day administration of the 2006 Plan.

Award Types

Options.   A stock option is the right to purchase shares of our Common Stock at a fixed exercise price for a fixed period. An option under the 2006 Plan may be an incentive stock option or a nonstatutory stock option. The exercise price of an option granted under the 2006 Plan must be at least equal to the fair market value of our Common Stock on the date of grant. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our Common Stock may not be less than 110% of the fair market value of our Common Stock on the date of grant.

Unless the administrator determines to use another method, the fair market value of our Common Stock on the date of grant will be determined as the closing sales price for our Common Stock on the date the option is granted (or if no sales are reported that day, the closing sales price on the last preceding day on which a sale occurred), using a reporting source selected by the administrator. As of April 6, 2006, the closing price for our Common Stock was $2.55 per share. The administrator determines the acceptable form of consideration for exercising an option, including the method of payment, either through the terms of the option agreement or at the time of exercise of an option. The 2006 Plan permits payment in the form of cash, check or wire transfer, other shares of Common Stock of the Company, cashless exercises, any other form of consideration and method of payment permitted by applicable laws, or any combination thereof.

An option granted under the 2006 Plan generally cannot be exercised until it becomes vested. The administrator establishes the vesting schedule of each option at the time of grant and the option will expire at the times established by the administrator. After termination of the optionee’s service, he or she may exercise his or her option for the period stated in the option agreement, to the extent the option is vested on the date of termination. If termination is due to death or disability, the option generally will remain exercisable for twelve months following such termination. In all other cases, the option generally will remain exercisable for three months. However, an option may never be exercised later than the expiration of its term. The term of any stock option may not exceed ten years, except that with respect to any participant who owns 10% or more of the voting power of all classes of our outstanding capital stock, the term for incentive stock options must not exceed five years.

Stock Awards.   Stock awards are awards or issuances of shares of our Common Stock that vest in accordance with terms and conditions established by the administrator. Stock awards include stock units, which are bookkeeping entries representing an amount equivalent to the fair market value of a share of Common Stock, payable in cash, property, or other shares of stock. The administrator may determine the number of shares to be granted, and impose whatever conditions to vesting it determines to be appropriate, including performance criteria and level of achievement versus the criteria that the administrator determines. The criteria may be based on financial performance, personal performance evaluations, and completion of service by the participant. Unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to our right of repurchase of the unvested portion of such shares at the original price paid by the participant, which we may exercise upon the voluntary or involuntary termination of the awardee’s service with us for any reason, including death or disability.

For stock awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the measures established by the administrator must be qualifying performance criteria. Qualifying performance criteria under the 2006 Plan include any of the following performance criteria, individually or in combination:

(1)         cash flow;

(2)         earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings);

(3)         earnings per share;

(4)         growth in earnings or earnings per share;

(5)         stock price;

(6)         return on equity or average stockholders’ equity;

(7)         total stockholder return;

(8)         return on capital;

(9)         return on assets or net assets;

(10)  return on investment;

(11)  revenue;

(12)  income or net income;

(13)  operating income or net operating income;

(14)  operating profit or net operating profit;

(15)  operating margin;

(16)  return on operating revenue;

(17)  market share;

(18)  contract awards or backlog;

(19)  overhead or other expense reduction;

(20)  growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index;

(21)  credit rating;

(22)  strategic plan development and implementation;

(23)  improvement in workforce diversity;

(24)  EBITDA; and

(25)  any other similar criteria.

Qualifying performance criteria may be applied either to the Company as a whole or to a business unit, affiliate, or business segment, individually or in any combination. Qualifying performance criteria may be measured either annually or cumulatively over a period of years, and may be measured on an absolute basis or relative to a pre-established target, to previous years’ results, or to a designated comparison group, in each case as specified by the administrator in writing in the award.

Stock Appreciation Rights.   A stock appreciation right is the right to receive the appreciation in the fair market value of our Common Stock in an amount equal to the difference between (a) the fair market value of a share of our Common Stock on the date of exercise, and (b) the exercise price. This amount will be paid, as determined by the administrator, in shares of our Common Stock with equivalent value, cash, or a combination of both. The exercise price must be at least equal to the fair market value of our Common Stock on the date of grant. Subject to these limitations, the administrator determines the exercise price, term, vesting schedule, and other terms and conditions of stock appreciation rights; except that stock appreciation rights terminate under the same rules that apply to stock options.

Cash Awards.   Cash awards confer upon the participant the opportunity to earn future cash payments tied to the level of achievement with respect to one or more performance criteria established by the administrator for a performance period. The administrator will establish the performance criteria and level of achievement versus these criteria, which will determine the target and the minimum and maximum amount payable under a cash award. The criteria may be based on financial performance or personal performance evaluations, or both. For cash awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the measures established by the administrator must be specified in writing and the amount payable as cash under such cash award is limited to $500,000.

Other Provisions of the 2006 Plan

Transferability of Awards.   Unless the administrator determines otherwise, the 2006 Plan does not permit the transfer of awards other than by beneficiary designation, will, or by the laws of descent or distribution, and only the participant may exercise an award during his or her lifetime.

Adjustments upon Merger or Change in Control.   The 2006 Plan provides that in the event of a merger with or into another corporation or our “change in control,” including the sale of all or substantially all of our assets, and certain other events, our Board of Directors or the Committee may, in its discretion, provide for the assumption or substitution of, or adjustment to, each outstanding award; accelerate the vesting of options and stock appreciation rights, and terminate any restrictions on stock awards or cash awards; provide for the cancellation of awards in exchange for a cash payment to the participant; or provide for the cancellation of awards that have not been exercised or redeemed as of the relevant event.

Amendment and Termination of the 2006 Plan.   The administrator has the authority to amend, alter, or discontinue the 2006 Plan, subject to the approval of the stockholders to the extent required by applicable laws. No amendment may impair the rights of any award without the agreement of the participant.

Certain Federal Income Tax Information

The following is a general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the 2006 Plan. The federal tax laws may change and the federal, state, and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

Tax Effects for Participants

Incentive Stock Options.   For federal income tax purposes, an optionee does not recognize taxable income when an incentive stock option is granted or upon its exercise. When an incentive stock option is exercised, however, the difference between the option exercise price and the fair market value of the shares on the exercise date is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax, which is paid if such tax exceeds the optionee’s regular tax for the year.

An optionee who disposes of shares acquired by exercise of an incentive stock option more than two years after the option is granted and one year after its exercise recognizes a long-term capital gain or loss equal to the difference between the sale price and the exercise price. If the holding periods are not met and the sale price exceeds the exercise price, the optionee generally will recognize ordinary income (for which we must withhold the taxes) as of the exercise date equal to the difference between the exercise price and the lower of the sale price of the shares or their fair market value on the exercise date. Any gain or loss recognized on such premature sale of the shares in excess of the amount of ordinary income is characterized as capital gain or loss. If the holding periods are not met and the sale price is less than the exercise price, the option will recognize a capital loss equal to the difference between the exercise price and the sale price.

Nonstatutory Stock Options.   A participant who receives a nonstatutory stock option with an exercise price equal to or greater than the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income when he or she exercises the option, equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the Company is subject to tax withholding by us.

Stock Awards.   Stock awards will generally be taxed in the same manner as nonstatutory stock options. A restricted stock award, however, is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited if the participant ceases to provide services to us. Because of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of grant, but will recognize ordinary income on the date or dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

Stock Appreciation Rights.   No taxable income is reportable when a stock appreciation right with an exercise price equal to or greater than the fair market value of the stock on the date of grant is granted to a participant or upon vesting. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares or cash received. If the participant receives shares upon exercise, any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Cash Awards.   Upon receipt of cash, the recipient will have taxable ordinary income, in the year of receipt, equal to the cash received. Any cash received by an employee or former employee will be subject to tax withholding by us.

Tax Effect for Us.   Unless limited by Section 162(m) or Section 280G of the Code, we generally will be entitled to a tax deduction in connection with an award under the 2006 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a nonstatutory stock option).

Section 162(m) Limits.   Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers. Certain performance-based compensation is not subject to the deduction limit. The 2006 Plan is qualified such that awards under the Plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the 2006 Plan provides that the maximum number of shares for which awards may be made to any employee, in any calendar year, is 200,000, except that in connection with his or her initial service, an awardee may be granted awards covering up to an additional 400,000 shares. The maximum amount payable pursuant to that portion of a cash award granted under the 2006 Plan for any fiscal year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code may not exceed $500,000

Section 409A.   The American Jobs Creation Act of 2004 contains deferred compensation provisions added as Section 409A of the Code. These provisions make compensation deferred under a nonqualified deferred compensation plan taxable on a current basis (or, if later, when vested) and subject to an additional 20% tax, unless certain requirements are met. The Internal Revenue Service has issued proposed regulations on the application of Section 409A, and further guidance is expected later in 2006. The 2006 Plan provides that it is the Company’s intent that all awards granted under the 2006 Plan will not cause an imposition of additional taxes provided by Section 409A of the Code, and that the 2006 Plan should be administered so that such taxes are not imposed.

Section 280G Limits.   Section 280G of the Code limits the amount of certain compensation payable upon a change in control of the Company, so-called “parachute payments.” If stock options or other awards vest upon a change in control, or if other payments contingent upon such a change in control are made, the vesting or payment may in whole or in part result in a nondeductible parachute payment. In addition, the recipient of the parachute payment would be subject to a 20% excise tax that we would be required to withhold in addition to federal income tax. The 2006 Plan provides discretion to the Board to provide for the vesting of awards upon a change in control.

Amendment and Termination

The administrator may amend the 2006 Plan at any time or from time to time or may terminate it, but any such amendment shall be subject to the approval of the stockholders in the manner and to the extent required by applicable law, rules, or regulations. Nevertheless, no action by the administrator or the stockholders may alter or impair any option or other type of award under the 2006 Plan, unless mutually agreed otherwise between the holder of the award and the administrator. The 2006 Plan will continue in effect for a term of ten years, unless terminated earlier in accordance with the provisions of the 2006 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN.

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, upon the recommendation of the Audit Committee, has ratified the selection of Stonefield Josephson, Inc. (“Stonefield”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

Although this appointment is not required to be submitted to a vote of the Shareholders, the Audit Committee believes it is appropriate as a matter of policy to request that the Shareholders ratify the appointment.  If the Shareholders do not ratify the appointment, which requires the affirmative vote of a majority of the outstanding shares of the Common Stock present, in person or by proxy, and entitled to vote at the Meeting, the Board of Directors will consider the selection of another independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2006

Stonefield has audited the Company’s financial statements for fiscal 2004 and 2005 and has been selected by the Board of Directors, upon recommendation of the Audit Committee, to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2006.  All professional services rendered by Stonefield during 2005 were furnished at customary rates and terms.  Representatives of Stonefield are expected to be present at the Meeting.  They will have the opportunity to make a statement, if they so desire, and respond to appropriate questions from Shareholders.

The Company paid the following fees to Stonefield for fiscal years 2004 and 2005:

	Year ended December 31,
	2005	2004
Audit Fees and Expenses
Audit Fees	$68,000	$57,000
Audit-Related Fees	15,000	—
Tax Fees	—	—
Other Fees	—	—
Total	$83,000	$57,000

Audit Fees include fees for the audit examination of the Company’s annual financial reports as presented in Form 10-K, and fees for the review of the Company’s quarterly financial reports as presented in Form 10-Q. Audit-Related Fees are assurance and related services (e.g., due diligence services) that more specifically include, among others, employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. Tax Fees include fees to prepare the required Federal and the various state tax returns, in addition to preparing any extensions, quarterly estimates or other related services. Other Fees include any other fees not included in the other three categories, and generally include fees related to providing consents for the inclusion of previously audited financial statements in the Company’s various public filings and tax consultation services.

The Audit Committee administers the Company’s engagement of Stonefield and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Stonefield, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent registered public accounting firm to perform the services. The Audit Committee has determined that performance by Stonefield of the non-audit services related to the fees on the table above did not affect their independence.

On April 5, 2004, the Company dismissed Ernst & Young LLP, an independent registered public accounting firm (“E&Y”), as the independent accountants of the Company and on April 8, 2004, appointed Stonefield as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2004. The determination to dismiss E&Y and to appoint Stonefield was made by the Board of Directors of the Company upon the recommendation of the Audit Committee.

The Company paid the following fees to E&Y for fiscal year 2003 and 2004:

	Year ended December 31,
	2004	2003
Audit Fees and Expenses
Audit Fees	$—	$100,000
Audit-Related Fees	—	—
Tax Fees	62,000	57,000
Other Fees	—	22,000
Total:	$62,000	$179,000

Prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise in which it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSALS OF SHAREHOLDERS FOR 2007 ANNUAL MEETING

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. See “GENERAL INFORMATION—Procedures for Shareholder Proposals” and “—Procedures for

Shareholder Nominations.” The 2007 annual meeting of shareholders is presently expected to be held on or about May 23, 2007.

SEC rules provide that any shareholder proposal to be included in the proxy statement for the Company’s 2007 annual meeting must be received by the Secretary of the Company at the Company’s offices at 21101 Oxnard Street, Woodland Hills, California 91367 prior to December 14, 2006, in a form that complies with applicable regulations. If the date of the 2007 annual meeting is advanced or delayed more than 30 days from the date of the 2006 annual meeting, shareholder proposals intended to be included in the Proxy Statement for the 2007 annual meeting must be received by us within a reasonable time before the Company begins to print and mail the proxy statement for the 2007 annual meeting. Upon any determination that the date of the 2007 annual meeting will be advanced or delayed by more than 30 days from the date of the 2006 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

SEC rules also govern a company’s ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the proxy statement. In the event a shareholder proposal is not submitted to the Company prior to February 27, 2007, the proxies solicited by the Board of Directors for the 2007 annual meeting of shareholders will confer authority on the proxyholders to vote the shares in accordance with the recommendation of the Board of Directors if the proposal is presented at the 2007 annual meeting of shareholders without any discussion of the proposal in the proxy statement for such meeting. If the date of the 2007 annual meeting is advanced or delayed more than 30 days from the date of the 2006 annual meeting, then the shareholder proposal must not have been submitted to the Company within a reasonable time before the Company mails the proxy statement for the 2007 annual meeting.

FORM 10-K

A copy of the Company’s Form 10-K for the fiscal year ended December 31, 2005 (excluding the exhibits thereto) as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the Proxy soliciting material. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Ernst & Young LLP, and Stonefield Josephson, Inc., the Company’s independent registered public accounting firms for fiscal 2003 and fiscal 2004 and 2005, respectively.

The Company will provide a copy of the exhibits to its Form 10-K for the fiscal year ended December 31, 2005 upon the written request of any beneficial owner of the Company’s securities as of the Record Date and reimbursement of the Company’s reasonable expenses. Such request should be addressed to the Company c/o Robert S. Chilton, Corporate Secretary, at 21101 Oxnard Street, Woodland Hills, California 91367. Exhibits are available at no charge on the SEC’s website, www.sec.gov.

SHAREHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,
HEMACARE CORPORATION

Robert S. Chilton, Secretary
April 21, 2006
Woodland Hills, CA

ANNEX A

HEMACARE CORPORATION
2006 EQUITY INCENTIVE PLAN

1. Purpose of the Plan.   The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term service is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.

2. Definitions.   As used herein, the following definitions shall apply:

“Act” shall mean the Securities Act of 1933, as amended.

“Administrator” shall mean the Board or any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

“Affiliate” shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

“Applicable Laws” shall mean the requirements relating to the administration of stock plans under federal and state laws; any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system; and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, to the laws of such jurisdiction.

“Award” shall mean, individually or collectively, a grant under the Plan of an Option, Stock Award, SAR, or Cash Award.

“Awardee” shall mean a Service Provider who has been granted an Award under the Plan.

“Award Agreement” shall mean an Option Agreement, Stock Award Agreement, SAR Agreement, or Cash Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cash Award” shall mean a bonus opportunity awarded under Section 13 pursuant to which a Participant may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the “Cash Award Agreement”).

“Change in Control” shall mean any of the following, unless the Administrator provides otherwise:

(i)    any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately before such transaction);

(ii)   the sale of all or substantially all of the Company’s assets to any other person or entity (other than a wholly-owned subsidiary);

(iii)  the acquisition of beneficial ownership of a controlling interest (including power to vote) in the outstanding shares of Common Stock by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Exchange Act);

(iv)  the dissolution or liquidation of the Company;

(v)    a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board; or

(vi)  any other event specified by the Board or a Committee, regardless of whether at the time an Award is granted or thereafter.

Notwithstanding the foregoing, the term “Change in Control” shall not include any underwritten public offering of Shares registered under the Act.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

“Common Stock” shall mean the common stock of the Company.

“Company” shall mean HemaCare Corporation, a California corporation, or its successor.

“Consultant” shall mean any natural person who performs bona fide services for the Company or an Affiliate as a consultant or advisor, excluding Employees and Directors.

“Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

“Director” shall mean a member of the Board.

“Disability” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” shall mean an employee of the Company or any Affiliate, and may include an Officer or Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise; (ii) any leave of absence approved by the Company or an Affiliate; (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates; (iv) any change in the Awardee’s status from an employee to a Consultant or Director; and (v) at the request of the Company or an Affiliate an employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, unless the Administrator determines otherwise, as of any date, the average of the highest and lowest quoted sales prices for such Common Stock as of such date (or if no sales were reported on such date, the average on the last preceding day on which a sale was made), as reported in such source as the Administrator shall determine.

“Grant Date” shall mean the date upon which an Award is granted to an Awardee pursuant to this Plan.

“Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Nonstatutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

“Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

“Option” shall mean a right granted under Section 8 of the Plan to purchase a certain number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

“Participant” shall mean the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

“Plan” shall mean this HemaCare Corporation 2006 Equity Incentive Plan.

“Qualifying Performance Criteria” shall have the meaning set forth in Section 14(b) of the Plan.

“Related Corporation” shall mean any parent or subsidiary (as those terms are defined in Section 424(e) and (f) of the Code) of the Company.

“Service Provider” shall mean an Employee, Officer, Director, or Consultant.

“Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

“Stock Award” shall mean an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting, and transferability of which is subject during specified periods to such conditions (including continued service or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

“Stock Appreciation Right” or “SAR” shall mean an Award, granted alone or in connection with an Option, that pursuant to Section 12 of the Plan is designated as a SAR. The terms of the SAR are expressed in the agreement or other documents evidencing the Award (the “SAR Agreement”).

“Stock Unit” shall mean a bookkeeping entry representing an amount equivalent to the fair market value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

“Ten-Percent Stockholder” shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Related Corporation).

“Termination of Service” shall mean ceasing to be a Service Provider. However, for Incentive Stock Option purposes, Termination of Service will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Related Corporations. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Service.

3. Stock Subject to the Plan.

(a)   Aggregate Limits.

(i)    The maximum aggregate number of Shares that may be issued under the Plan through Awards is 1,200,000 Shares. Notwithstanding the foregoing, the maximum aggregate number of Shares that may be issued under the Plan through Incentive Stock Options is 1,200,000 Shares. The limitations of this Section 3(a)(i) shall be subject to the adjustments provided for in Section 15 of the Plan.

(ii)   Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan. Notwithstanding the foregoing, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award transfer program shall not be again available for grant under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

(b)   Code Section 162(m) Limit.   Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 200,000, except that in connection with his or her initial service, an Awardee may be granted Awards covering up to an additional 400,000 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 15 of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Code Section 162(m).

4. Administration of the Plan.

(a)   Procedure.

(i)    Multiple Administrative Bodies.   The Plan shall be administered by the Board or one or more Committees, including such delegates as may be appointed under paragraph (a)(iv) of this Section 4.

(ii)   Section 162.   To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, Awards to “covered employees” within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)  Rule 16b-3.   To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made in such a manner to satisfy the requirement for exemption under Rule 16b-3.

(iv)  Other Administration.   The Board or a Committee may delegate to an authorized Officer or Officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act; or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code.

(v)    Delegation of Authority for the Day-to-Day Administration of the Plan.   Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)   Powers of the Administrator.   Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i)        to select the Service Providers of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii)       to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iii)     to determine the type of Award to be granted to the selected Service Provider;

(iv)      to approve the forms of Award Agreements for use under the Plan;

(v)       to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include the exercise or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi)      to correct administrative errors;

(vii)     to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii)   to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures, and handling of stock certificates that vary with local requirements; and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix)      to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x)       to modify or amend each Award, including the acceleration of vesting, exercisability, or both; provided, however, that any modification or amendment of an Award is subject to Section 16 of the Plan and may not materially impair any outstanding Award unless agreed to by the Participant;

(xi)      to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued pursuant to an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii)     to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights, or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity. Unless otherwise determined by the Administrator at the time of conversion or substitution, all

Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

(xiii)   to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv)    to determine whether to provide for the right to receive dividends or dividend equivalents;

(xv)     to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xvi)    to impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xvii)   to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or both, the amount of which is determined by reference to the value of the Award; and

(xviii) to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)    Effect of Administrator’s Decision.   All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5. Eligibility.   Awards may be granted to Service Providers of the Company or any of its Affiliates.

6. Effective Date and Term of the Plan.   The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of ten years from the date of the Plan is approved by the stockholders unless terminated earlier under Section 16 herein.

7. Term of Award.   The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten years from the Grant Date or such shorter term as may be provided in the Award Agreement.

8. Options.   The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including the achievement of performance goals, and for the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a)    Option Agreement.   Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option; (ii) the type of Option; (iii) the exercise price of the Shares and the means of payment for the Shares; (iv) the term of the Option; (v) such terms and conditions on the vesting or exercisability of an Option, or both, as may be determined from time to time by the Administrator; (vi) restrictions on the transfer of the Option and forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b)   Exercise Price.   The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)    In the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. Notwithstanding the foregoing, if any Employee to whom an Incentive Stock Option is granted is a Ten-Percent Stockholder, then the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

(ii)   In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The per Share exercise price may also vary according to a predetermined formula; provided, that the exercise price never falls below 100% of the Fair Market Value per Share on the Grant Date.

(iii)  Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution or conversion.

(c)    Vesting Period and Exercise Dates.   Options granted under this Plan shall vest, be exercisable, or both, at such times and in such installments during the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued service, the passage of time, or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(d)   Form of Consideration.   The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

(i)    cash;

(ii)   check or wire transfer;

(iii)  subject to any conditions or limitations established by the Administrator, other Shares that have a Fair Market Value on the date of surrender or attestation that does not exceed the aggregate exercise price of the Shares as to which such Option shall be exercised;

(iv)  consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator to the extent that this procedure would not violate Section 402 of the Sarbanes-Oxley Act of 2002, as amended;

(v)    cashless exercise, subject to any conditions or limitations established by the Administrator;

(vi)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii) any combination of the foregoing methods of payment.

9. Incentive Stock Option Limitations.

(a)   Eligibility.   Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Related Corporations may be granted Incentive Stock Options.

(b)   $100,000 Limitation.   Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Related Corporations) exceeds $100,000, then the portion of such Options that exceeds $100,000 shall be treated as Nonstatutory Stock Options. An Incentive Stock Option is considered to be first exercisable during a calendar year if the Incentive Stock Option will become exercisable at any time during the year, assuming that any condition on the Awardee’s ability to exercise the Incentive Stock Option related to the performance of services is satisfied. If the Awardee’s ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. However, because an acceleration provision is not taken into account before its triggering, an Incentive Stock Option that becomes exercisable for the first time during a calendar year by operation of such provision does not affect the application of the $100,000 limitation with respect to any Incentive Stock Option (or portion thereof) exercised before such acceleration. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)   Leave of Absence.   For purposes of Incentive Stock Options, no leave of absence may exceed three months, unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Related Corporation is not so provided by statute or contract, an Awardee’s employment with the Company shall be deemed terminated on the first day immediately following such three month period of leave for Incentive Stock Option purposes and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three month period following the date the employment relationship is deemed terminated.

(d)   Transferability.   The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the Awardee to transfer his or her Incentive Stock Option to a trust where under Section 671 of the Code and other Applicable Law, the Awardee is considered the sole beneficial owner of the Option while it is held in the trust. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

(e)   Exercise Price.   The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

(f)    Ten-Percent Stockholder.   If any Employee to whom an Incentive Stock Option is granted is a Ten-Percent Stockholder, then the Option term shall not exceed five years measured from the date of grant of such Option.

(g)   Other Terms.   Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, under the applicable provisions of Section 422 of the Code.

10. Exercise of Option.

(a)   Procedure for Exercise; Rights as a Stockholder.

(i)    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

(ii)   An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes.

(iii)  Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv)  The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

(b)   Effect of Termination of Service on Options.

(i)    Generally.   Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the vested portion of the Option will remain exercisable for three months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Participant is a non-employee Director and ceases to serve on the Board of Directors, any Options held by the Director will not terminate, but shall continue for the remaining term of the Option. If after the Termination of Service the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(ii)   Disability of Awardee.   Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following the Participant’s termination. Unless otherwise provided by the Administrator, if at the time of Disability the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)  Death of Awardee.   Unless otherwise provided for by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such

Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated before the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person or persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

11. Stock Awards.

(a)   Stock Award Agreement.   Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number; (ii) the purchase price of the Shares, if any, and the means of payment for the Shares; (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retained, or vested, as applicable; (iv) such terms and conditions on the grant, issuance, vesting, or forfeiture of the Shares, as applicable, as may be determined from time to time by the Administrator; (v) restrictions on the transferability of the Stock Award; and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)   Restrictions and Performance Criteria.   The grant, issuance, retention, and vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations, or completion of service by the Awardee.

Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

(c)   Forfeiture.   Unless otherwise provided for by the Administrator, upon the Awardee’s Termination of Service, the unvested Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares pursuant to such Stock Award, the Company shall have a right to repurchase the unvested portion of such Shares at the original price paid by the Participant.

(d)   Rights as a Stockholder.   Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall be entitled to receive dividend payments as if he or she were an actual stockholder.

12. Stock Appreciation Rights.   Subject to the terms and conditions of the Plan, a SAR may be granted to a Service Provider at any time and from time to time as determined by the Administrator in its sole discretion.

(a)   Number of SARs.   The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

(b)   Exercise Price and Other Terms.   The per SAR exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the other terms and conditions of SARs granted under the Plan.

(c)   Exercise of SARs.   SARs shall be exercisable on such terms and conditions as the Administrator, in its sole discretion, shall determine.

(d)   SAR Agreement.   Each SAR grant shall be evidenced by a SAR Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(e)   Expiration of SARs.   A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the SAR Agreement. Notwithstanding the foregoing, the rules of Section 10(b) will also apply to SARs.

(f)    Payment of SAR Amount.   Upon exercise of a SAR, the Participant shall be entitled to receive a payment from the Company in an amount equal to the difference between the Fair Market Value of a Share on the date of exercise over the exercise price of the SAR. This amount shall be paid in cash, Shares of equivalent value, or a combination of both, as the Administrator shall determine.

13. Cash Awards.   Each Cash Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period.

(a)   Cash Award.   Each Cash Award shall contain provisions regarding (i) the performance goal or goals and maximum amount payable to the Participant as a Cash Award; (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment; (iii) the period as to which performance shall be measured for establishing the amount of any payment; (iv) the timing of any payment earned by virtue of performance; (v) restrictions on the alienation or transfer of the Cash Award before actual payment; (vi) forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of a Cash Award granted under this Plan for any fiscal year to any Awardee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall not exceed $500,000.

(b)   Performance Criteria.   The Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance or personal performance evaluations or both. The Administrator may specify the percentage of the target Cash Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

(c)   Timing and Form of Payment.   The Administrator shall determine the timing of payment of any Cash Award. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

(d)   Termination of Service.   The Administrator shall have the discretion to determine the effect of a Termination of Service on any Cash Award due to (i) disability, (ii) retirement, (iii) death, (iv) participation in a voluntary severance program, or (v) participation in a work force restructuring.

14. Other Provisions Applicable to Awards.

(a)   Non-Transferability of Awards.   Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. The Administrator may make an Award transferable to an Awardee’s family member or any other person or entity. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b)   Qualifying Performance Criteria.   For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award:  [(i) cash flow, (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings), (iii) earnings per share, (iv) growth in earnings or earnings per share, (v) stock price, (vi) return on equity or average stockholders’ equity, (vii) total stockholder return, (viii) return on capital, (ix) return on assets or net assets, (x) return on investment, (xi) revenue, (xii) income or net income, (xiii) operating income or net operating income, (xiv) operating profit or net operating profit, (xv) operating margin, (xvi) return on operating revenue, (xvii) market share, (xviii) contract awards or backlog, (xix) overhead or other expense reduction, (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index, (xxi) credit rating, (xxii) strategic plan development and implementation, (xxiii) improvement in workforce diversity, (xxiv) EBITDA, and (xxv) any other similar criteria.]

(c)   Certification.   Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

(d)   Discretionary Adjustments Pursuant to Section 162(m).   Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retained, or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

(e)   Section 409A.   Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that all Awards granted under this Plan shall not cause an imposition of the additional taxes provided for in Section 409A(a)(1)(B) of the Code.

15. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)   Changes in Capitalization.   Subject to any required action by the stockholders of the Company, (i) the number and kind of Shares covered by each outstanding Award, and the number and kind of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award; (ii) the price per Share subject to each such outstanding Award; and (iii) the Share limitations set forth in Section 3 of the Plan, may be proportionately adjusted if any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company through a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, merger, consolidation, reorganization, recapitalization, reincorporation, spin-off, dividend in property other than cash, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator in its sole discretion, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)   Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable before the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option to be fully vested and exercisable until ten days before such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse before the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately before the consummation of such proposed transaction.

(c)   Change in Control.   If there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee, or board of directors of any surviving entity or acquiring entity may, in its discretion, (i) provide for the assumption, continuation, or substitution (including an award to acquire substantially the same type of consideration paid to the stockholders in the transaction in which the Change in Control occurs) of, or adjustment to, all or any part of the Awards; (ii) accelerate the vesting of all or any part of the Options and SARs and terminate any restrictions on all or any part of the Stock Awards or Cash Awards; (iii) provide for the cancellation of all or any part of the Awards for a cash payment to the Participants; and (iv) provide for the cancellation of all or any part of the Awards as of the closing of the Change in Control; provided, that the Participants are notified that they must exercise or redeem their Awards (including, at the discretion of the Board or Committee, any unvested portion of such Award) at or before the closing of the Change in Control.

16. Amendment and Termination of the Plan.

(a)   Amendment and Termination.   The Administrator may amend, alter, or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law.

(b)   Effect of Amendment or Termination.   No amendment, suspension, or termination of the Plan shall materially impair the rights of any Award, unless agreed otherwise between the Participant and the Administrator. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan before the date of such termination.

(c)   Effect of the Plan on Other Arrangements.   Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17. Designation of Beneficiary.

(a)   An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b)   Such designation of beneficiary may be changed by the Awardee at any time by written notice. If an Awardee dies and no beneficiary is validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

18. No Right to Awards or to Service.   No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Service Provider or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19. Legal Compliance.   Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that the Plan shall be administered so that the additional taxes provided for in Section 409A(a)(1)(B) of the Code are not imposed.

20. Inability to Obtain Authority.   To the extent the Company is unable to or the Administrator deems that it is not feasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21. Reservation of Shares.   The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Notice.   Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

23. Governing Law; Interpretation of Plan and Awards.

(a)   This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of California.

(b)   If any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

(c)   The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)   The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.

(e)   All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. If the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

24. Limitation on Liability.   The Company and any Affiliate or Related Corporation that is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee, or any other persons as to:

(a)    The Non-Issuance of Shares.   The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)   Tax Consequences.   Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

25. Unfunded Plan.   Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan, effective as of                                            , 2006.

HEMACARE CORPORATION
By:
Its:

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF HEMACARE CORPORATION

HEMACARE CORPORATION

Annual Meeting of Shareholders May 24, 2006

The undersigned shareholder(s) of HemaCare Corporation (the “Company”) appoints Judi Irving as proxy, with the power to appoint her respective substitutes and authorizes her to represent and to vote, as designated below (including, as to the election of directors, the discretionary authority to cumulate votes), all the shares of Common Stock of the Company held of record by the undersigned on April 6, 2006, at the annual meeting of shareholders to be held on May 24, 2006 (the “Meeting”) or any continuation, adjournment or postponement thereof.

(Continued, and to be signed on back)

HEMACARE CORPORATION

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1.	ELECTION OF DIRECTORS:
Please mark only one box per nominee. If no vote is indicated for any nominee this Proxy will be voted for the election of such nominee.

	Vote For	Withhold Authority to Vote
JULIAN L. STEFFENHAGEN	☐	☐
STEVEN B. GERBER, M.D.	☐	☐
JUDI IRVING	☐	☐
TERESA S. SLIGH, M.D.	☐	☐
TERRY VAN DER TUUK	☐	☐

2.	APPROVAL OF 2006 EQUITY INCENTIVE PLAN:

	☐ FOR	☐	AGAINST	☐	ABSTAIN

3.	RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM:

	☐ FOR	☐	AGAINST	☐	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE, “FOR” APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN AND “FOR” RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING, A PROPOSAL TO ADJOURN OR POSTPONE THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDER IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

The undersigned hereby ratifies and confirms all that the Proxyholder, or her substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice.

The Proxy will be voted in accordance with the instructions set forth above. If instructions are not given, this Proxy will be treated as a GRANT OF AUTHORITY TO VOTE “FOR” the election of all nominees whose names appear above, “FOR” approval of the 2006 Equity Incentive Plan and “FOR” ratification of the appointment of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm and in accordance with the recommendations of a majority of the Board of Directors or such other business as may come before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPED PROVIDED.

Dated:	, 2006

Signature of Shareholder

(Signature if jointly held)

The signature(s) hereon should correspond exactly with the name(s) of the shareholder(s) appearing on this Proxy. If shares are jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.